UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
Kadant Inc.
(Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT SUPPLEMENT
KADANT INC.
NOTICE OF VIRTUAL COMPONENT
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2020

This supplement relates to the proxy statement of Kadant Inc. (the “Company”), dated March 26, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 annual meeting of stockholders.
Addition of Virtual Access to Annual Meeting
Due to the public health concerns relating to the coronavirus pandemic and to support the health and well-being of our stockholders, employees and communities, a virtual access component will be available for the 2020 annual meeting of stockholders of the Company, to be held on May 12, 2020 at 2:30 p.m. Eastern time. In addition to the physical portion of the meeting at the corporate office of Kadant Inc., as originally announced, the 2020 annual meeting will also be held over the Internet in a virtual meeting format, via live webcast. You will be able to attend the annual meeting in person or via the webcast. Stockholders who attend via the webcast will be able to vote and submit questions by visiting https://www.issuerdirect.com/virtual-event/kai and entering a control number. Further information about how to attend the annual meeting via the webcast, vote your shares online during the meeting and submit questions during the meeting is included in this proxy supplement and the attached notice of annual meeting.
The time and date of the 2020 annual meeting have not changed. All references in the proxy statement and related proxy materials to the previously scheduled location of the meeting are supplemented by the information contained in this supplement.
A copy of the press release issued by the Company with additional details about the virtual component of the meeting is attached.
Additional Information
To access, participate in or vote your shares at the 2020 annual meeting, you will need a control number. Shareholders of record must enter the control number found on your proxy card or the Notice of Internet Availability. If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual component of the annual meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Kadant Inc. common stock you held as of the record date, your name and email address. You must then obtain a new control number from American Stock Transfer & Trust Company, LLC (AST), the Company’s transfer agent, by presenting the legal proxy to AST. You should submit a request for a new control number to AST as follows: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on May 5, 2020.
There is no change to the proposals to be presented to the Company’s stockholders for consideration at the 2020 annual meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the addition of the virtual component of the meeting, is attached.
Please note that the proxy card and Notice of Internet Availability included with the proxy materials previously distributed will not be updated to reflect the virtual component of the meeting and may continue to be used to vote your shares in connection with the 2020 annual meeting. If you previously submitted a proxy, no additional action is needed, unless you wish to revoke your vote and vote at the meeting, as described in the proxy materials for the 2020 annual meeting previously distributed. Attendance at the meeting without voting by ballot will not revoke a previously submitted proxy.
A complete list of registered stockholders will be made available to stockholders of record at the meeting. In addition, a complete list of registered stockholders will be available to stockholders of record prior to the annual meeting for examination by sending an email to annualmeeting@kadant.com with a request to virtually access such list.

If you have any questions about the proxy statement, this supplement or the 2020 annual meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact Stacy Krause, Vice President, General Counsel and Secretary at annualmeeting@kadant.com.

KADANT INC.
One Technology Park Drive
Westford, MA 01886 USA
Tel: +1 978-776-2000
www.kadant.com
April 22, 2020
To Stockholders
of KADANT INC.:
NOTICE OF ANNUAL MEETING
The 2020 annual meeting of stockholders of Kadant Inc. will be held on Tuesday, May 12, 2020, at 2:30 p.m. at our corporate office located at One Technology Park Drive, Westford, Massachusetts 01886 and online via the Internet at https://www.issuerdirect.com/virtual-event/kai. The purpose of the meeting is to consider and take action upon the following matters:
1. to elect two directors for a three-year term expiring in 2023;
2. to approve the amendment and restatement of our amended and restated employees' stock purchase plan;
3. to approve, by non-binding advisory vote, our executive compensation;
4. to approve restricted stock unit grants to our non-employee directors;
5. to ratify the selection of KPMG LLP by the audit committee of our board of directors as our company’s independent registered public accounting firm for the 2020 fiscal year; and
6. to vote on such other business as may properly be brought before the meeting and any adjournment of the meeting.
The record date for the determination of the stockholders entitled to receive notice of and to vote at the meeting is March 16, 2020. Our stock transfer books will remain open.
Our bylaws require that the holders of a majority of the shares of our common stock, issued and outstanding and entitled to vote at the meeting, be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business. Accordingly, it is important that your shares be represented at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person or online, please ensure that your shares of our common stock are present and voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning your proxy card or voting form. You may obtain directions to the location of the annual meeting of stockholders by contacting the company at (978) 776-2000.
As described in the proxy materials for the 2020 annual meeting previously distributed, you are entitled to participate in the 2020 annual meeting if you were a stockholder at the close of business on March 16, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. To access, participate in, and vote your shares virtually at the 2020 annual meeting, visit https://www.issuerdirect.com/virtual-event/kai and enter a control number. Stockholders of record must enter the control number found on your proxy card or the Notice of Internet Availability.
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the annual meeting virtually, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Kadant Inc. common stock you held as of the record date, your name and email address. You must then obtain a new control number from American Stock Transfer & Trust Company, LLC (AST), the company’s transfer agent, by presenting the legal proxy to AST. You should submit a request for a new control number to AST as follows: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on May 5, 2020.

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please visit the help pages found at https://www.webcaster4.com/Support. You may also call 1-844-399-3386 or 919-744-2718 for assistance accessing the meeting.
If you join the meeting virtually, you can submit questions in writing during the meeting through the Q&A tab on the virtual platform. We intend to answer as many questions that pertain to company matters as time allows during the meeting. Questions that are substantially similar may be grouped or not answered to ensure we are able to answer every question in this virtual format.
A complete list of registered stockholders will be made available to stockholders of record at the meeting. In addition, a complete list of registered stockholders will be available to stockholders of record prior to the annual meeting for examination by sending an email to annualmeeting@kadant.com with a request to virtually access such list.
This notice, the proxy and proxy statement are sent to you by order of our board of directors on behalf of the company.

STACY D. KRAUSE
Vice President, General Counsel and Secretary

KADANT INC. One Technology Park Drive Westford, MA 01886 USA Tel: +1 978-776-2000 www.kadant.com	PRESS RELEASE

KADANT PROVIDES VIRTUAL ACCESS INFORMATION FOR
2020 ANNUAL MEETING OF STOCKHOLDERS

WESTFORD, Mass., April 22, 2020 - Kadant Inc. (NYSE: KAI) today provided additional information regarding how to participate in the virtual component of its 2020 Annual Meeting of Stockholders. The Company had previously announced that, due to the public health concerns relating to the coronavirus pandemic, its Board of Directors had determined to include a virtual component for the meeting. The physical portion of the meeting will be held as previously announced at the Company’s corporate office located at One Technology Park Drive, Westford, Massachusetts 01886. The addition of the virtual component will allow stockholders who cannot attend in person due to the coronavirus pandemic the opportunity to participate in the Annual Meeting.

Stockholders are entitled to participate in the Annual Meeting if they were stockholders of record at the close of business on March 16, 2020, the record date, or beneficially held shares as of the record date and hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee. To access, participate in, and vote virtually at the Annual Meeting, stockholders must visit https://www.issuerdirect.com/virtual-event/kai (Annual Meeting Website) and enter a control number. Stockholders of record can find their control number on the proxy card or Notice of Internet Availability that they previously received.

If a stockholder’s shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual component of the Annual Meeting, he or she must first obtain a legal proxy from his or her broker, bank or other nominee reflecting the stockholder’s number of shares of Kadant Inc. common stock held as of the record date, name and email address. Such stockholders must then obtain a new control number from American Stock Transfer & Trust Company, LLC (AST), the Company’s transfer agent, by presenting the legal proxy to AST. Such stockholders should submit a request for a new control number to AST as follows: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for new control numbers must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. eastern time on May 5, 2020.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the addition of the virtual component and may continue to be used to vote a stockholder’s shares in connection with the Annual Meeting.

All stockholders, whether attending the Annual Meeting or not, are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials.

About Kadant

Kadant Inc. is a global supplier of high-value, critical components and engineered systems used in process industries worldwide. The Company’s products, technologies, and services play an integral role in enhancing process efficiency, optimizing energy utilization, and maximizing productivity in resource-intensive industries. Kadant is based in Westford, Massachusetts, with approximately 2,800 employees in 20 countries worldwide. For more information, visit www.kadant.com.

Contacts

Investor Contact Information:
Michael McKenney, 978-776-2000
IR@kadant.com
or
Media Contact Information:
Wes Martz, 269-278-1715
media@kadant.com